FINAL

                                    AMENDMENT
                                    ---------
                                       TO
                                       --
                               PURCHASE AGREEMENT
                               ------------------

     THIS AMENDMENT to that certain Purchase Agreement (the "Purchase Agreement"), dated as of February 26, 1998, by and among Meditrust Corporation (the "REIT"), Meditrust Operating Company (the "OPCO") (the REIT and the OPCO, each a "Company" and together the "Companies"), Merrill Lynch International ("MLI"), and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as agent acting for the account of MLI ("Merrill Lynch" and, collectively with MLI, the "Merrill Lynch Parties"), as amended by that certain Amendment Agreement dated as of July 16, 1998 by and among the Companies and the Merrill Lynch Parties, as amended ("Amendment Agreement No. 1"), that certain Amendment Agreement dated as of July 31, 1998 by and among the Companies and the Merrill Lynch Parties, as amended ("Amendment Agreement No. 2"), and that certain Amendment Agreement dated as of September 11, 1998 by and among the Companies and the Merrill Lynch Parties ("Amendment Agreement No. 3," and, collectively with Amendment No. 1 and Amendment No. 2, the "Amendment Agreements"), is made as of this 11th day of November, 1998, by and among the Companies, MLI and Merrill Lynch, as agent acting for the account of MLI and as owner of the Purchase Shares (as defined in the Purchase Agreement) and assignee of the Purchase Agreement.

                               W I T N E S S E T H
                               -------------------

     WHEREAS, prior to the date hereof, the Companies and the Merrill Lynch Parties have entered into the Purchase Agreement, the Amendment Agreements and that certain Purchase Price Adjustment Mechanism Agreement, dated as of February 26, 1998, as amended and restated as of February 26, 1998 by entering into a Secured Purchase Price Adjustment Mechanism Agreement (the "Secured Adjustment Agreement") and an Unsecured Purchase Price Adjustment Mechanism Agreement (the "Unsecured Adjustment Agreement" and, together with the Secured Adjustment Agreement, the "Restated Adjustment Agreements") by and among the Companies and the Merrill Lynch Parties, (the "Adjustment Agreements," collectively with the Purchase Agreement, each as modified by the Amendment Agreements, the "Forward Equity Transaction Documents");

         WHEREAS, the parties hereto desire to enter into a Settlement Agreement as of the date hereof (the "Settlement Agreement") and, in connection with the Settlement Agreement, to amend the Forward Equity Transaction Documents by entering into this Amendment and the Restated Adjustment Agreements.

         NOW, THEREFORE, in consideration of the mutual undertakings set forth herein, the parties, intending to be legally bound, agree as follows:

     1. Amendment Agreements. Each of the Amendment Agreements is hereby rescinded in its entirety, and shall be of no further force or effect. However, the intent of the foregoing is not to affect any actions taken prior to the date hereof pursuant to any of the Amendment Agreements. Further, the parties hereto expressly reserve their rights with respect to any actions taken under the Forward Equity Transaction Documents prior to the date hereof, except that the parties agree that the Registration Statement declared effective on October 8, 1998 shall constitute a Resale Registration Statement as contemplated by the Purchase Agreement. The parties hereto acknowledge and agree that this Amendment shall constitute the only legally binding instrument on the parties that amends or modifies the Purchase Agreement dated as of February 26, 1998.

     2. Assignment of Shares from Merrill Lynch to MLI. The Companies hereby authorize and consent to the assignment from Merrill Lynch to MLI of those Shares sold by MLI to Merrill Lynch pursuant to that certain Sale and Assignment Agreement dated as of October 23, 1998.

     3. Resale of the Shares. Section 5.2 of the Purchase Agreement is hereby deleted in its entirety and shall be replaced with the following:

          Resale. The Merrill Lynch Parties acknowledge and agree that in connection with any transfer of any Shares they will provide to the transfer agent prompt notice of any Shares sold pursuant to a Prospectus Supplement (as defined in Section 7) or otherwise transferred in compliance with applicable federal and state securities laws. The Merrill Lynch Parties acknowledge that there may occasionally be times when, subject to the provisions of Section 7.2(a), the Companies (i) must suspend the right of the Merrill Lynch Parties to effect sales of the Shares through the use of a Prospectus Supplement until such time as a Prospectus Supplement has been filed by the Companies with the Commission, or an amendment to the Registration Statement has been filed by the Companies and declared effective by the Commission, or until such time as the Companies have filed an appropriate report with the Commission pursuant to the Exchange Act, or
     (ii) shall have failed (whether or not such failure is due to regulatory review) to take all actions required of the Companies under the Forward Equity Transaction Documents to enable the Merrill Lynch Parties to publicly sell the Shares including, without limitation, the failure of the Company to (X) maintain an effective registration statement covering such Shares, (Y) provide the Merrill Lynch Parties with a deliverable Prospectus and Prospectus Supplement, or (Z) provide the appropriate Resale Closing Documents (each, a "Black-out Period"). The Companies agree that following the termination of the Merrill Lynch Parties' Standstill pursuant to the terms of the Settlement Agreement, the number of days in all Black-out Periods taken together, whether or not consecutive, shall not exceed 20 calendar days (a "Black-out Measurement Period") (counting only the days following the termination of the


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

     Merrill Lynch Parties' Standstill). In the event that the number of days in all Black-out Periods taken together, whether or not consecutive, exceeds the Black-out Measurement Period then the Companies shall immediately comply with the provisions of Section 7 and the Merrill Lynch Parties may effect sales of the Shares unless the Companies shall have delivered (i) a written notice to the Merrill Lynch Parties requesting a 20-day extension prior to the end of the Black-out Measurement Period and (ii) $25 million in cash (a "Black-out Period Extension Fee") to the Merrill Lynch Parties on or prior to the end of the third Business Day immediately following the expiration of such Black-out Measurement Period in accordance with instructions provided by the Merrill Lynch Parties to the Companies promptly following the request for such extension and the Companies acknowledge that continuation of the Black-out Period beyond the Black-out Measurement Period shall entitle the Merrill Lynch Parties to a claim for such Black-out Period Extension Fee; provided, however, that in the event that a Black-out Period is in effect at the end of a Black-out Measurement Period, and the continuation of such Black-out Period is only the result of
     (i) the Companies waiting for the Commission to (A) provide verbal or written comments to a filing with the Commission, or (B) declare any filing effective after the Companies have completed such filing, then the Companies, in lieu of paying the Black-out Extension Fee may elect to deliver Paired Shares to the collateral account of MLI pursuant to and in accordance with Section 5 of each of the Restated Adjustment Agreements at the greater of (i) the rate of 200% instead of 150% on the Interim Settlement Amount in Interim Settlement Shares (as provided in Section 5(a) of such Restated Adjustment Agreement, and each as defined in such Agreement) or (ii) that number of Interim Settlement Shares such that such number of Interim Settlement Shares plus any Interim Settlement Shares and Adjustment Shares then held by the Merrill Lynch Parties valued at the Closing Price on such date will equal at least 120% of the Reference Amount (as provided in Section 5(a) of such Restated Adjustment Agreement) until the Companies shall have taken all actions required of the Companies under the Forward Equity Transaction Documents to enable the Merrill Lynch Parties to publicly sell the Shares, and the Spread (as defined in Section 1(ah) of such Restated Adjustment Agreement) for such period shall increase to 400 basis points until the circumstances described in clauses (A) and
     (B) have ended. In the event that the Companies make the election in the immediately preceding sentence, then the Black-out Measurement Period, for purposes of this Amendment, shall be deemed to be extended until the circumstances described in clauses (A) and (B) above have ended. Upon payment of any Black-out Period Extension Fee and effective as of the day immediately following the last day of the previous Black-out Measurement Period, the then applicable Black-out Measurement Period shall be increased by 20 calendar days (counting only the days following the termination of the Merrill Lynch Parties' Standstill). Each subsequent extension of the Black-out


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

     Period Measurement Period shall be subject to the foregoing requirements. Any Black-out Period Extension Fee paid shall reduce the Reference Amount under the Unsecured Adjustment Agreement in accordance with the provisions of Section 3.3 of the Unsecured Adjustment Agreement. Subject to the foregoing and compliance with Section 7.2(a) hereof, the Merrill Lynch Parties hereby covenant that during a Black-out Period they will not effect sales of any Shares pursuant to said Resale Prospectus during the period commencing at the time at which the Companies give the Merrill Lynch Parties written notice (which such notice shall have been given by the Companies as promptly as practicable) of the suspension of the use of said Resale Prospectus and ending at the time the Companies give the Merrill Lynch Parties written notice that the Merrill Lynch Parties may thereafter effect sales pursuant to said Resale Prospectus. The Merrill Lynch Parties further covenant to notify the Companies promptly of the sale of all of the Shares.

     4. Registration of the Shares. The Companies have filed with the Commission
(a) Post-Effective Amendment No. 2 to the Companies' Joint Registration Statement on Form S-3 (File Nos. 333-40055 and 333-40055-1) (the "Registration Statement") and (b) a Prospectus Supplement under Rule 424(b) of the Securities Act to the Prospectus dated September 29, 1998 contained in the Registration Statement covering the sale of up to 11,000,000 Shares (the "Initial Prospectus Supplement"). Based on verbal advice from the Commission to the parties, the Registration Statement, as amended, was declared effective by the Commission as of October 8, 1998. The parties hereby acknowledge and agree that the Registration Statement constitutes a Resale Registration Statement and the Merrill Lynch Parties agree to not assert in any legal proceeding with the Companies that the Registration Statement does not constitute a Resale Registration Statement. In connection with the foregoing, Section 7 of the Purchase Agreement is hereby amended as follows:

        (a) The term "Resale Registration Statement" as used in the Purchase Agreement (other than Section 7.5) shall mean the Registration Statement and any amendments and supplements to such registration statement, including all post-effective amendments thereto, and all exhibits and all material incorporated by reference into such registration statement. The term "Resale Prospectus" as used in the Purchase Agreement (other than Section 7.5) shall mean the Initial Prospectus Supplement or any subsequent Prospectus Supplement (as defined below).

        (b) Section 7.1(a) of the Purchase Agreement is hereby amended by (i) deleting the phrase "prepare and file with the Commission a Resale Registration Statement (as defined below) covering the resale by the Merrill Lynch Parties, from time to time, of a number of shares equal to the number of Purchase Shares in any of the manners specified in the Restated Adjustment Agreements (the "Initial Resale registration Statement") and use its best efforts to obtain effectiveness of the Initial Resale Registration Statement by the fifth Business Day (as defined in the Restated Adjustment Agreements) following the Conversion


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



Date)" and inserting the following in place of such phrase:

          prepare and file with the Commission such additional Prospectus Supplement or Prospectus Supplements under Rule 424(b) of the Securities Act to the Prospectus contained in the Registration Statement (including the Initial Prospectus Supplement, each, a "Prospectus Supplement") covering the sale by the Merrill Lynch Parties, from time to time, of such number of Shares that are not covered by the Initial Prospectus Supplement, in any of the manners specified in the Adjustment Agreements.

        (c) Section 7.1(e) of the Purchase Agreement is hereby deleted in its entirety and shall be replaced with the following:

          in order to facilitate the public sale or other disposition of all or any of the Shares by the Merrill Lynch Parties, furnish to the Merrill Lynch Parties with respect to the Shares registered under any Resale Registration Statement, in connection with any such public sale or other disposition, an opinion of counsel to the Companies covering the matters set forth on Exhibits B-1 and B-2 hereto and such other documents as the Merrill Lynch Parties may reasonably request (including a comfort letter from the Companies' independent certified public accountants and a certificate of bring down of representations and warranties in connection with sale of Shares under the Resale Registration Statement) (collectively, the "Resale Closing Documents")
          (i) upon the termination of the Merrill Lynch Parties' Standstill (or if there is a Black-out Period immediately following such termination then upon the termination of such Black-out Period), (ii) quarterly beginning with the Companies' filing of a Joint Quarterly Report on Form 10-Q after the termination of the Merrill Lynch Parties' Standstill (or as soon as practicable thereafter if such quarterly filing is made during a Black-out Period), or (iii) in the event the public sale or other disposition of the Shares is effected through an underwritten offering or a block trade, as of the date of the closing of any sale of such Shares or date of pricing with respect to the sale of such Shares, as applicable upon prior notice from the Merrill Lynch Parties to the Companies as to which date applies; provided, however, that the Companies shall not be required to deliver any Resale Closing Documents in the event that the aggregate offering price of any Shares offered in an underwritten offering or a block trade is less than $20,000,000, unless as of the date of any such underwritten offering or block sale, the Companies have not made any previous delivery of Resale Closing Documents to the Merrill Lynch Parties in connection with any other public sale or other disposition of the Shares.


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

        (d) Section 7.2(g) is hereby deleted in its entirety.

     5. All references to the "Adjustment Agreement" shall be deemed a reference to the Restated Adjustment Agreements collectively.

     6. General Provisions.

        (a) Notices. All notices, consents and other communications required hereunder shall be delivered in the manner set forth in the Purchase Agreement.

        (b) Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the parties hereto.

        (c) Severability. In case any provision contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

        (d) Governing Law; Jurisdiction. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of law principles thereof.

        (e) Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

        (f) Conflicts with Other Agreements. In the event any conflict between the provisions of this Amendment and the Purchase Agreement, the terms and provisions of this Amendment shall govern.


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


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the date and year first above written.


                                           MEDITRUST CORPORATION


                                           By:   /s/ Michael Benjamin
                                                 ------------------------------
                                           Name:   Michael S. Benjamin, Esq.
                                           Title:  Senior Vice President


                                           MEDITRUST OPERATING COMPANY


                                           By:   /s/  William Baker
                                                 ------------------------------
                                           Name:   William C. Baker
                                           Title:  President


                                           MERRILL LYNCH INTERNATIONAL


                                           By:   /s/ John O'Dowd
                                                 ------------------------------
                                           Name:   John O'Dowd
                                           Title:  Vice President


                                           MERRILL LYNCH, PIERCE, FENNER &
                                           SMITH INCORPORATED


                                           By:   /s/ Onu Odim
                                                 ------------------------------
                                           Name:   Onu Odim
                                           Title:  Managing Director



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